EXHIBIT 99.1

[GRAPHIC]
FINANCIAL
RELATIONS BOARD


                                        [GRAPHIC]
                                        news

                                        RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                                  ONE PENN PLAZA
                                                                      SUITE 4015
                                                              NEW YORK, NY 10119

FOR FURTHER INFORMATION:
AT THE COMPANY:                          AT FINANCIAL RELATIONS BOARD:
Patrick Carroll                          Larry Stein          Diane Hettwer
Chief Financial Officer                  General Inquiries    Analyst Inquiries
(212) 692-7200                           (312) 640-6794       (312) 640-6760

FOR IMMEDIATE RELEASE
THURSDAY, JANUARY 29, 2004

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                     FOURTH QUARTER AND TWELVE MONTH RESULTS


New York, NY - January, 29, 2004 - Lexington Corporate Properties Trust (NYSE:LXP), a real estate investment trust, today announced results for its fourth quarter and twelve months ended December 31, 2003.

2003 Highlights
---------------

o Acquired 19 properties for an aggregate investment of $414 million, including $147 million in joint ventures;
o Expanded equity base by approximately $250 million by issuing common and preferred shares;
o Lowered consolidated balance sheet leverage in 2003 from 47% to 35% of total market capitalization;
o   Leased 46,700 square feet of our Columbia, Maryland property;
o   Closed $100 million unsecured credit facility;
o   Obtained $70 million equity commitment for a newly formed joint venture;
o   Generated total shareholder return of 35.4%; and
o Increased dividend to annual rate of $1.40 per common share, the eleventh consecutive annual increase.

Quarterly Results

Funds from operations were $19.7 million, or $0.45 per diluted share/unit, for the fourth quarter of 2003, after the impact of $0.1 million in gains from debt satisfaction. This is compared to $15.7 million, or $0.45 per diluted share/unit, for the fourth quarter of 2002, after the impact of $0.3 million in debt satisfaction charges. As a result of a common share offering in the fourth quarter of 2003, Lexington operated with greater cash balances than in the prior year and this limited growth in FFO per share. In addition, the Company operated with lower leverage than in the prior year.

Revenues for the quarter totaled $32.2 million, compared with revenues of $25.7 million for the same period last year. Net income allocable to common shareholders was $10.9 million in the fourth quarter of 2003, after the impact of $0.1 million in gains from debt satisfaction and $1.0 million in gains on sale of properties, or $0.28 per diluted share. This is compared to $7.1 million, after the impact of $0.3 million in debt satisfaction charges, or $0.24 per diluted share, for the same period last year.


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Twelve Month Results

For the twelve months ended December 31, 2003, FFO were $64.5 million, or $1.63 per diluted share/unit, which is net of the impact of $7.6 million ($0.19 per diluted share/unit) in debt satisfaction charges, compared to $61.8 million, after the impact of $0.3 million in debt satisfaction charges, or $1.86 per diluted share/unit, for the same period last year. As a result of the common share and preferred share offerings during 2003, Lexington operated with greater cash balances and lower leverage than in the prior year and this reduced FFO per share.

Revenues for the twelve months ended December 31, 2003, totaled $120.5 million, compared to revenues of $98.3 million for the same period last year. Net income allocable to common shareholders was $30.3 million for the twelve months ended December 31, 2003, after $7.6 million in debt satisfaction charges and $2.2 million in gains on sale of properties, or $0.88 per diluted share, compared to $29.9 million, after the impact of $0.3 million in debt satisfaction charges and $1.1 million in gains on sale of properties, or $1.09 per diluted share, for the same period last year.

Quarterly Dividend Declared

The Company declared a common dividend of $0.35 per share for the fourth quarter of 2003, payable on February 13, 2004, to common shareholders of record on January 30, 2004. The Company also declared a quarterly preferred dividend of $0.503125 per share, payable on February 17, 2004, to preferred shareholders of record on January 30, 2004.

Comments From Management

Commenting on Lexington's operating results, T. Wilson Eglin, Chief Executive Officer, said, "2003 was a very successful year for Lexington. In addition to making $414 million in new property investments we took several important steps to position the Company for future growth and a higher interest rate environment. Our balance sheet debt as a percentage of our overall market capitalization decreased from 46.7% to 35.2% and we reduced our floating rate mortgage debt from $47.4 million to $15.7 million. We have little near-term refinancing risk as our mortgage debt maturing through 2007 is just $14.5 million. With few debts maturing we can utilize our financial resources to continue growing our real estate portfolio. In 2004, we plan to take advantage of the low interest rate environment by utilizing long-term fixed rate debt to finance our growth and have closed or arranged non-recourse mortgage financings of approximately $143.0 million at a weighted average interest rate of approximately 5.9%. In 2004, we have already acquired $72.4 million of property and we are highly confident that we can meet or exceed our target acquisition volume of $250 million - $300 million in 2004. We are pleased that our shares returned 35.4% last year and that we recently increased our common share dividend for the eleventh consecutive year."

Lexington Corporate Properties Trust is a real estate investment trust that owns and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington common shares closed Wednesday, January 28, 2004, at $20.65 per share. Lexington pays an annualized dividend of $1.40 per share. Additional information about Lexington is available at www.lxp.com

Financial Tables Follow
-----------------------

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the Company's control which may cause actual results, performance or achievements of the Company to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those detailed in the Company's periodic filings with the Securities and Exchange Commission.


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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)




                                                                     Three Months Ended               Twelve Months Ended
                                                                        December 31,                     December 31,
                                                                  2003              2002            2003              2002
                                                                  ----              ----            ----              ----

Revenues:
         Rental                                               $  29,679         $  24,135        $ 111,658        $  91,606
         Equity in earnings of non-consolidated entities          1,564             1,248            5,734            5,079
         Advisory fees                                              718                --            1,401               --
         Interest and other                                         215               353            1,727            1,647
                                                              ---------         ---------         --------        ---------
                                                                 32,176            25,736          120,520           98,332
                                                              ---------         ---------         --------        ---------
Expenses:
         Interest                                                 8,182             8,693           34,881           33,161
         Debt satisfaction charges                                 (119)              345            7,566              345
         Depreciation                                             7,149             5,758           27,110           21,049
         General and administrative                               2,661             1,610           10,043            5,728
         Property operating                                       1,066               603            3,882            2,347
         Amortization                                               632               447            2,226            1,812
                                                              ---------         ---------         --------        ---------
                                                                 19,571            17,456           85,708           64,442
                                                              ---------         ---------         --------        ---------

Income from continuing operations before minority interests      12,605             8,280           34,812           33,890
Minority interests                                                1,299             1,373            3,965            5,386
                                                              ---------         ---------         --------        ---------
Income from continuing operations                                11,306             6,907           30,847           28,504
                                                              ---------         ---------         --------        ---------

Discontinued operations:
         Income from discontinued operations                        108               202              611            1,036
         Gains on sales of properties                             1,027                --            2,191            1,055
                                                              ---------         ---------         --------        ---------
         Total discontinued operations                            1,135               202            2,802            2,091
                                                              ---------         ---------         --------        ---------
Net income                                                       12,441             7,109           33,649           30,595
Dividends attributable to preferred shares - Series A                --                --               --             (693)
Dividends attributable to preferred shares - Series B            (1,590)               --           (3,392)              --
                                                              ---------         ---------         --------        ---------
Net income allocable to common shareholders                   $  10,851         $   7,109        $  30,257        $  29,902
         Depreciation and amortization                            7,304             5,844           27,634           21,480
         Minority interests-OP Units                              1,314             1,402            4,039            5,510
         Amortization of leasing commissions                        206               155              812              677
         Joint venture adjustment-depreciation                    1,084             1,212            3,951            4,611
         Gains on sales of properties                            (1,027)               --           (2,191)          (1,055)
         Series A preferred dividends                                --                --               --              693
                                                              ---------         ---------         --------        ---------
Funds from operations                                         $  19,732         $  15,722        $  64,502        $  61,818
                                                              =========         =========         ========        =========

Rent below GAAP revenue(1)                                    $     772         $     674        $   3,790        $   2,426
                                                              =========         =========         ========        =========

Per share/unit
         Basic net income                                     $    0.28         $    0.24        $    0.89        $    1.11
         Diluted net income                                   $    0.28         $    0.24        $    0.88        $    1.09
         Funds from operations(2)-basic                       $    0.45         $    0.45        $    1.64        $    1.88
         Funds from operations(2)-diluted                     $    0.45         $    0.45        $    1.63        $    1.86


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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)



                                                               12/31/03                  12/31/02
                                                               --------                  --------

Real estate, at cost                                       $  1,162,395                $    913,370
Accumulated depreciation                                       (160,623)                   (134,220)
Investment in non-consolidated entities                          69,225                      54,261
Properties held for sale - discontinued operations               36,478                        --
Cash and cash equivalents                                        15,923                      12,097
Deferred assets, net                                             10,013                       8,168
Rent receivable - current                                          --                         3,535
Rent receivable - deferred                                       24,069                      20,115
Other assets                                                     49,931                      25,145
                                                            -----------                 -----------
                                                           $  1,207,411                $    902,471
                                                            ===========                 ===========

Mortgages and notes payable                                $    551,385                $    491,517
Other liabilities                                                10,667                      17,323
Prepaid rent                                                      2,482                          --
Minority interests                                               59,220                      56,846
Shareholders' equity                                            583,657                     336,785
                                                            -----------                ------------
                                                           $  1,207,411                $    902,471
                                                            ===========                 ===========

Common shares                                                40,682,001                  30,030,048
Preferred shares-Series B                                     3,160,000                          --
Operating partnership units                                   5,430,454                   5,257,365
                                                            -----------                 -----------
                                                             49,272,455                  35,287,413
                                                            ===========                 ===========


1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the October 1999 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.


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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)



                                                                     Three Months Ended             Twelve Months Ended
                                                                        December 31,                    December 31,
                                                                   2003            2002            2003            2002
                                                                   ----            ----            ----            ----
Earning Per Share
-----------------

Basic

Income from continuing operations                          $         11,306    $      6,907    $     30,847    $     28,504
Less preferred dividends                                             (1,590)             --          (3,392)           (693)
                                                            ----------------   ------------    -------------    -----------
Income allocable to common shareholders from continuing
operations - basic                                                    9,716           6,907          27,455          27,811
Total income from discontinued operations - basic                     1,135             202           2,802           2,091
                                                            ----------------   ------------    -------------    -----------
Net income allocable to common shareholders                $         10,851    $      7,109    $     30,257    $     29,902
                                                            ===============    ============    ============    ============

Weighted average number of common shares outstanding             38,513,927      29,788,876      34,074,935      27,026,789
                                                            ===============    ============    ============    ============
Per share data:
Income from continuing operations                          $           0.25    $       0.23    $       0.81    $       1.03
Income from discontinued operations                                    0.03            0.01            0.08            0.08
                                                            ---------------    ------------    ------------    ------------
Net income                                                 $           0.28    $       0.24    $       0.89    $       1.11
                                                            ===============    ============    ============    ============

Diluted
Income allocable to common shareholders from continuing
operations-basic                                           $          9,716    $      6,907    $     27,455    $     27,811
Adjustments:
   Incremental income attributed to assumed conversion
      of dilutive securities                                          1,299              --           3,965              --
                                                            ---------------    ------------    ------------    ------------
Income allocable to common shareholders from
   continuing operations-diluted                                     11,015           6,907          31,420          27,811
Total income from discontinued operations - diluted                   1,504             202           3,320           2,091
                                                            ---------------    ------------    ------------    ------------
Net income allocable to common shareholders - diluted      $         12,519    $      7,109    $     34,740    $     29,902
                                                            ===============    ============    ============    ============

Weighted average number of shares used in calculation
   of basic earnings per share                                   38,513,927      29,788,876      34,074,935      27,026,789
Add incremental shares representing:
          Shares issuable upon exercises of employee
          share options                                             218,824         190,982         202,504         300,102
          Shares issuable upon conversion of dilutive
          securities                                              5,201,210              --       5,216,433              --
                                                            ----------------   ------------    ------------    ------------
Weighted average number of shares used in calculation of
   diluted earnings per common share                             43,933,961      29,979,858      39,493,872      27,326,891
                                                            ===============    ============    ============    ============
Per share data:
Income from continuing operations - diluted                $           0.25    $       0.23    $       0.80    $       1.02
Income from discontinued operations - diluted                          0.03            0.01            0.08            0.07
                                                            ----------------   ------------    ------------    ------------
Net income - diluted                                       $           0.28    $       0.24    $       0.88    $       1.09
                                                            ===============    ============    ============    ============


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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)



                                                                            Three Months Ended             Twelve Months Ended
                                                                               December 31,                   December 31,
                                                                           2003           2002            2003           2002
                                                                           ----           ----            ----           ----
Funds From Operations
---------------------

Basic and Diluted
Net income allocable to common shareholders
Adjustments:                                                       $     10,851    $      7,109   $     30,257    $     29,902
Depreciation and amortization                                             7,304           5,844         27,634          21,480
Minority interests-OP Units                                               1,314           1,402          4,039           5,510
Amortization of leasing commissions                                         206             155            812             677
Joint venture adjustment-depreciation                                     1,084           1,212          3,951           4,611
Gains on sale of properties                                              (1,027)             --         (2,191)         (1,055)
Preferred dividends-Series A                                                 --              --             --             693
                                                                   ------------    ------------   ------------    ------------
Funds from operations                                              $     19,732    $     15,722   $     64,502    $     61,818
                                                                   ============    ============   ============    ============

Basic
-----
Weighted average shares outstanding-basic EPS                        38,513,927      29,788,876     34,074,935      27,026,789
Operating partnership units                                           5,201,210       5,257,517      5,216,433       5,275,178
Preferred shares - Series A                                                  --              --             --         547,945
                                                                   ------------    ------------   ------------    ------------
Weighted average shares outstanding-basic FFO                        43,715,137      35,046,393     39,291,368      32,849,912
                                                                   ============    ============   ============    ============
                       FFO per share                               $       0.45    $       0.45   $       1.64    $       1.88
                                                                   ============    ============   ============    ============
Diluted
-------
Weighted average shares outstanding-diluted EPS                      43,933,961      29,979,858     39,493,872      27,326,891
Operating partnership units                                                  --       5,257,517             --       5,275,178
Preferred shares - Series A                                                  --              --             --         547,945
                                                                   ------------    ------------   ------------    ------------
Weighted average shares outstanding-diluted FFO                      43,933,961      35,237,375     39,493,872      33,150,014
                                                                   ============    ============   ============    ============
                       FFO per share                               $       0.45    $       0.45   $       1.63    $       1.86
                                                                   ============    ============   ============    ============





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